Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Double Hull Tankers, Inc. (the “registrant”), for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “report”), each of the undersigned officers of the registrant certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(a)	the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: May 19, 2006

By /s/ Ole Jacob Diesen
Ole Jacob Diesen
Chief Executive Officer

By /s/ Eirik Ubøe
Eirik Ubøe
Chief Financial Officer